Exhibit 10.1

FIFTH AMENDMENT TO SUBSCRIPTION AGREEMENT

This Fifth Amendment to Subscription Agreement (this “Amendment”) is entered into as of October 31, 2024, by and among Iris Acquisition Corp, a Delaware corporation (“Iris”), Iris Parent Holding Corp., a Delaware corporation (“ParentCo”), Ewon Comfortech Co., Ltd., a South Korean company (“Subscriber”), and Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”). Each of Iris, ParentCo, Subscriber and Liminatus is also referred to herein as a “Party” and, collectively, the “Parties”.

RECITALS

WHEREAS, Iris, ParentCo and Subscriber entered into that certain Subscription Agreement, dated November 28, 2022 (the “Subscription Agreement”);

WHEREAS, the Parties previously entered into that certain Amendment to Subscription Agreement, dated August 14, 2023, to among other things, extend the Closing Date (as defined in the Subscription Agreement) to March 9, 2024, and that certain Second Amendment to Subscription Agreement, dated March 9, 2024, to among other things, extend the Closing Date to July 31, 2024, that certain Third Amendment to Subscription Agreement, dated July 23, 2024, to among other things, increase the subscription amount and extend the Closing Date to September 3, 2024, and that certain Fourth Amendment to Subscription Agreement, dated August 16, 2024, to among other things, extend the Closing Date to December 31, 2024;

WHEREAS, the Parties desire to further amend the Subscription Agreement as set forth herein; and

WHEREAS, Section 9(i) of the Subscription Agreement provides that the Subscription Agreement may only be amended by a written instrument executed by each of the Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Subscription Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

1.            Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Subscription Agreement.

2.             Fifth Amendment to Subscription Agreement.

(a)            The “Number of Subscribed Shares subscribed for” on Subscriber’s signature page to the Subscription Agreement is hereby amended and restated in its entirety to state: 1,500,000 shares.

(b)            The “Aggregate Purchase Price” on Subscriber’s signature page to the Subscription Agreement is hereby amended and restated in its entirety to state: $15,000,000.

(c)            Clause (v) of Section 4(e) of the Subscription Agreement is hereby amended and restated in its entirety to read as follows:

“(v) the Issuer shall have received conditional approval from NYSE, NYSE American or Nasdaq in connection with the closing of the Transaction and, immediately following the closing of the Transaction pursuant to the Transaction Agreement, the Issuer shall satisfy any applicable initial listing requirements of one of NYSE, NYSE American or Nasdaq and the Issuer shall not have received any notice of noncompliance therewith;”

3.            Effect on Subscription Agreement. Except as set forth in this Amendment, all of the terms, covenants, agreements, and conditions of the Subscription Agreement shall remain in full force and effect in accordance with its original terms.

4.            Prior Agreements. This Amendment supersedes all prior or contemporaneous negotiations, commitments, agreements and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements and writings will have no further force or effect, and the parties to any such other negotiation, commitment, agreement or writing will have no further rights or obligations thereunder.

5.            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereto that would call for the application of the laws of any other jurisdiction.

6.            Counterparts, Facsimile Signatures. This Amendment may be executed in any number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which constitute, collectively, one and the same Amendment. Signatures transmitted by electronic means such as email or facsimile shall have the same legal effect as an original signature hereto.

[Signature page to follow.]

IN WITNESS WHEREOF, this Fifth Amendment to Subscription Agreement has been duly executed and delivered by each of the Parties as of the date first above written.

IRIS

Iris Acquisition Corp

By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer

PARENTCO

Iris Parent Holding Corp.

By:	/s/ Chris Kim
Name: Chris Kim
Title: CEO, Secretary and Treasurer

SUBSCRIBER

Ewon Comfortech Co., Ltd.

By:	/s/ Kyeong Hoon
Name: Kyeong Hoon
Title: President

LIMINATUS

Liminatus Pharma, LLC

By:	/s/ Chris Kim
Name: Chris Kim
Title: CEO, Secretary and Treasurer

Signature Page to Fifth Amendment to Subscription Agreement